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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                  FORM 8-K/A

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         October 15, 1998
                                                 -------------------------------


                         GREATE BAY CASINO CORPORATION
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            (Exact name of Registrant as specified in its charter)


          DELAWARE                   1-6339                       75-1295630
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(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)



c/o Sands Hotel and Casino, Indiana Avenue at Brighton Park,
    Atlantic City, NJ                                             08401
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          (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code (609) 441-0704
                                                  ------------------------------



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(Former name or former address, if changed since last report.)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On October 22, 1998, the Registrant filed a current report on Form 8-K to report a change in its certifying accountants. This Form 8-K/A amends that report by including as Exhibit 99.2 the letter provided by the Registrant's former accountants to the Securities and Exchange Commission.

ITEM 7. EXHIBITS

Exhibit
Number         Description
------         -----------

*99.1 Petition filed on October 8, 1998 in the District Court of Dallas County, Texas by Hollywood Casino Corporation and Greate Bay Casino Corporation ("Plaintiffs") against Arthur Andersen L.L.P., Richard L. Robbins, Michael E. Gamache, Daniel J. Meehan, and Brent A. Railsback ("Defendants")

99.2 Letter dated October 26, 1998 from Arthur Andersen LLP to the Office of Chief Accountant, Securities and Exchange Commission.

__________________

* Incorporated by reference to the same-numbered exhibit to the Form 8-K filed October 22, 1998 by the Registrant with the Securities and Exchange Commission.

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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GREATE BAY CASINO CORPORATION
                                        -----------------------------
                                                 Registrant


Date:  October 30, 1998                 By: /s/  Charles F. LaFrano III
       ----------------                     ------------------------------------
                                                 Charles F. LaFrano III
                                                     Vice President

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                               INDEX TO EXHIBITS



Exhibit
Number         Description
------         -----------

*99.1 Petition filed on October 8, 1998 in the District Court of Dallas County, Texas by Hollywood Casino Corporation and Greate Bay Casino Corporation ("Plaintiffs") against Arthur Andersen L.L.P., Richard L. Robbins, Michael E. Gamache, Daniel J. Meehan, and Brent A. Railsback ("Defendants")

99.2 Letter dated October 26, 1998 from Arthur Andersen LLP to the Office of Chief Accountant, Securities and Exchange Commission.

__________________

* Incorporated by reference to the same-numbered exhibit to the Form 8-K filed October 22, 1998 by the Registrant with the Securities and Exchange Commission.

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